Exhibit 10.36

Confidential Treatment

Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 7

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of October 8, 2016 (Supplemental Agreement No. 7) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

All terms used but not defined in this Supplemental Agreement No. 7 have the same meaning as in the Purchase Agreement.

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to [*] and continue to identify [*] as the lessee for this [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.     Table of Contents.

The Table of Contents is deleted in its entirety, replaced by a new Table of Contents provided hereto as Enclosure 1 and incorporated into the Purchase Agreement by this reference.  The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 7.

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

1

BOEING PROPRIETARY

2.     TABLES.

Table 1D is deleted in its entirety, replaced by a revised Table 1D provided hereto as Enclosure 2 and incorporated into the Purchase Agreement by this reference.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ James E. Carpenter	By:	/s/ Grant Levy
Its:	Attorney‑In‑Fact	Its:	Executive Vice President

Attachments

2

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A	737-8 Block A Aircraft Information Table [*]	SA-6
1B	737-9 Block B Aircraft Information Table [*]	SA-4
1C	737-8 Block C Aircraft Information Table [*]	SA-5
1D	737-8 Block D Aircraft Information Table [*]	SA-7

EXHIBIT
A1	737-8 Aircraft Configuration
A2	737-9 Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS
LA-1208077	AGTA Matters
LA-1208078R3	Advance Payment Matters	SA-5
LA-1208079	[*] Attachment A	SA-4
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R2	[*]	SA-5
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	[*]	SA-4
LA-1208090R3	Special Matters	SA-6
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	[*]	SA-4
LA-1209052	[*]
~~LA-1300032~~	[*]	SA-4
~~LA-1400773~~	[*]	SA-4
~~LA-1401489~~	[*]	SA-4

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

i

BOEING PROPRIETARY

Enclosure 2

Table 1D

to Purchase Agreement No. PA-03791

737-8 Block D [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A008-L (10/5/2015)
Engine Model/Thrust:	CFMLEAP-1B25	25000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2017	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]-2021			[*]			[*]	[*]	[*]	[*]	[*]
Total:	6

[*]

Manufacturer serial number is subject to change due to production changes.

*     Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY